Exhibit 10 (l)

                           CHANGE OF CONTROL AGREEMENT


         THIS  AGREEMENT  dated as  of  the  1st day  of  November,  1990 (the

   "Effective Date")  as amended  and  restated as  of January 25,  1995  (the

   "Agreement") by  and between INTEGRA FINANCIAL  CORPORATION, a Pennsylvania

   corporation   with  its   principal  place   of  business   at  Pittsburgh,

   Pennsylvania   (the  "Company"),   and  _________________________      (the

   "Employee");

         WHEREAS,  the Board  of Directors  of the  Company (the  "Board") has

   determined  that  it  is  in  the  best interest  of  the  Company  and its shareholders to assure that the Company will have the continued  dedication of the Employee, notwithstanding the possibility, threat or occurrence of a

   Change of Control (as defined below) of the Company.  The Board believes it is imperative  to diminish the  inevitable distraction of  the Employee  by virtue  of the  personal uncertainties and  risks created  by a  pending or threatened Change of Control and to encourage the Employee's full attention and dedication to the Company  currently and in the event of any threatened or pending Change of Control, and to provide the Employee with compensation and benefits arrangements  upon a Change of  Control which ensure that  the compensation and  benefits expectations  of the Employee will  be satisfied and which are competitive with those of other corporations.  Therefore,  in order to accomplish  these objectives, the Board  has caused the Company to enter into this Agreement.

         NOW THEREFORE, in consideration of the premises and  mutual covenants contained herein,  and intending to  be legally bound  hereby, the  parties hereto agree as follows:

         *           Term.  The  term of this Agreement shall commence  on the

   Effective  Date hereof  and expire  on March 31,  1997,  provided, however,

   that, unless Employee's employment as been terminated, on April 1, 1996 and


   on each subsequent annual anniversary thereof, the expiration date of  this

   Agreement shall be automatically extended for one additional year, provided that neither  party hereto has given  written notice to  the other party at least thirty (30) days prior to such annual anniversary  date of the desire of that party not  to have the Agreement so extended, and  provided further that if  a Change of Control occurs during the  term of this Agreement, the expiration  date  of  this  Agreement  shall  be  extended  to  the  second anniversary  of  the date  of the  consummation of  the Change  of Control.

   Notwithstanding the foregoing, the Employee  shall serve in said  office(s)

   at the  pleasure of the  Board, and the Employee  may be removed  from said office(s) at  any time  with  or without  Cause (as  hereinafter  defined);

   provided that  such removal  shall be without  prejudice to  any rights the

   Employee may  have to  Salary  and  Benefits Continuation  (as  hereinafter defined) hereunder.

         *           Change of Control.   Change of Control shall mean  any of

   the following  events (each of such  events being herein  referred to  as a

   "Change of Control"):

               (a)   The  sale or other  disposition by the Company  of all or

         substantially all of its assets to a  single purchaser or to a  group of purchasers,  other than to  a corporation with  respect to  which,

         following such  sale or  disposition, more than eighty  percent (80%)

         of, respectively, the then outstanding shares of Company common stock and  the  combined  voting  power  of  the  then  outstanding  voting securities entitled to vote generally in the election of the Board is

         then  owned   beneficially,  directly   or  indirectly,   by  all  or

         substantially  all  of the  individuals  and  entities  who  were the beneficial owners,  respectively, of  the outstanding  Company common stock  and the combined  voting power of the  then outstanding voting

         securities  immediately   prior  to  such  sale   or  disposition  in

         substantially  the   same  proportion  as  their   ownership  of  the


         outstanding Company  common stock and voting  power immediately prior to such sale or disposition;

               (b)   The acquisition in one or more transactions by any person

         or group, directly  or indirectly, of beneficial  ownership of twenty percent (20%)  or more of  the outstanding shares  of Company  common stock or  the combined voting  power of the  then outstanding  voting securities of the Company entitled to vote generally in the  election of the  Board; provided  however,  that any  acquisition by  (x)  the

         Company or any  of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained  by the Company or  any of its subsidiaries or  (y) any person  that is eligible,  pursuant to  Rule

         13d-1(b) under  the Exchange  Act (as  such rule  is in effect  as of

         January 1, 1995), to file a statement on Schedule 13G with respect to its beneficial  ownership of  Company common stock  and other  voting securities whether or not such person shall have filed a statement on

         Schedule  13G, unless  such person  shall have  filed a  statement on

         Schedule 13D with respect  to beneficial ownership of fifteen percent

         (15%)  or  more  of  the  Company's  voting   securities,  shall  not

         constitute a Change of Control;

               (c)   The Company's termination of its business and liquidation

         of its assets;

               (d)   The   reorganization,  merger  or  consolidation  of  the

         Company   into   or  with   another  person   or  entity,   by  which

         reorganization,  merger or  consolidation  the persons  who  held one hundred percent (100%) of the voting securities of the company  prior to such  reorganization, merger or consolidation  receive or continue to hold  less than  fifty  percent (50%)  of the  outstanding  voting shares of the new or continuing corporation; or

               (e)   If, during any two-year  period, less than a  majority of




         the members of the Board of Directors are persons who were either (i)

         nominated or recommended for election by at least two-thirds vote  of the  persons who were members of the Board of Directors or Nominating

         Committee of the  Board of Directors at  the beginning of the period,

         or (ii) elected by at least a two-thirds vote of the persons who were members of the Board of Directors at the beginning of the period.

         *           Salary and  Benefits Continuation.   "Salary and Benefits

   Continuation" shall be defined to mean the continued payment of  salary and medical  and  dental (if  applicable)  benefits  (not  including applicable

   Employee co-payments, if  any, existing immediately prior to the  Change of

   Control) for  the  Employee  and  his/her  eligible  dependents  in  effect immediately before  the Change of  Control for the  twenty-four (24)  month period following Employee's termination of  employment in connection with a

   Change  of Control  as described  above.   (In the  event that  medical and

   dental  benefits  cannot  be  provided  under  appropriate group  insurance policies,  an amount  equal to the  premium necessary  for the  Employee to purchase directly the same level of coverage in effect immediately prior to the  Change of Control  will be added  to the monthly salary  payment.)  If there is  a Change of Control  as defined above,  the Company  will provide

   Salary and Benefits  Continuation if at any  time during the first  twenty-

   four (24) months following the consummation of  a Change of Control, either

   (i) the Company terminates  the Employee's employment other  than for Cause as defined  in Section  4  below or  (ii) the Employee  terminates  his/her employment for Good Reason, which is defined as:

               Material breach  of  any provision  of this  Agreement  by  the

         Company, which breach shall not have been cured by the Company within thirty  (30) days  of  the  Company's receipt  from the  Employee  or his/her agent of written  notice specifying in reasonable detail  the nature of the Company's breach;




               (a)   Change  in  the   Employee's  location  outside   of  the

         Pittsburgh  metropolitan area  without the  Employee's prior  written consent;

               (b)   The assignment to the Employee of any duties inconsistent

         in  any  material respect  with  the  Employee's  position (including status  and  reporting requirements),  authority,  duties,  powers or responsibilities or any other action by the Company which results  in a material diminution of  such position, authority, duties, powers or

         responsibilities,   excluding   for   this   purpose  any   isolated,

         insubstantial action by the Company not taken  in bad faith and which is remedied  by the Company within thirty (30) days  after receipt of written notice from  the Employee to the Company;  provided, however,

         that any  diminution in  the Employee's  position, authority, duties,

         powers or  responsibilities solely  as a  result of a  change in  the

         Company's  relative  position  in   an  overall  organization  (e.g.,

         Employee's position  changes from executive of  parent corporation to

         executive   with   substantially   similar    duties,   powers    and

         responsibilities within a corporation which  is only one of  multiple subsidiaries in  a larger organization) following a Change of Control shall not constitute Good Reason; or

               (c)   Reduction  in   the  Employee's  salary   or  a  material

         reduction in  the overall  level  of  Employee's benefits  and  other compensation.

   The Employee's right to Salary and Benefits Continuation shall accrue  upon the occurrence of  either of  the events specified  in (i)  or (ii)  of the preceding  sentence and  shall  continue as  provided,  notwithstanding the subsequent expiration of this Agreement pursuant to Section 1  hereof.  The

   Employee's  subsequent death  or  disability within  the  twenty-four month period  following the  Employee's termination  of employment  in connection




   with  a Change  of Control  shall not  affect  the Company's  obligation to

   continue making Salary and  Benefits Continuation payments.   The  Employee

   shall not be required to mitigate the amount of any payment provided for in this Section 3  by seeking employment  or otherwise.  The  rights to Salary and Benefits Continuation  shall be in addition to whatever  other benefits the Employee  may be  entitled  to under  any other  agreement or  employee benefit plan of the Company.  The  Company shall be authorized to  withhold from any payment to the Employee, his estate or his beneficiaries hereunder all such amounts,  if any, that the Company  may reasonably determine it is required to withhold pursuant to any applicable law or regulation.

         *           Termination of Employee for  Cause.  Upon or  following a

   Change of  Control, the  Company may at  any time  terminate the Employee's

   employment for  Cause.   In  such event,  the  Company shall  give  to  the

   Employee prompt notice  specifying in reasonable detail the basis  for such termination.  For purposes of this Agreement, "Cause" shall mean any of the following by the Employee:

               (a)   Material  breach  of  any  material  provision   of  this

         Agreement, which  breach Employee shall  have failed  to cure  within thirty (30) days after Employee's receipt of written notice from  the

         Company  specifying  in  reasonable  detail  the  specific nature  of

         Employee's breach;

               (b)   Willful misconduct  of the  Employee that  is  materially

         inimical  to  the  best interests,  monetary  or  otherwise,  of  the

         Company;

               (c)   Conviction  of  a  felony  or  conviction  of  any  crime

         involving moral turpitude, fraud or deceit; or

               (d)   Adjudication as  a bankrupt under  the Federal Bankruptcy

         Code.

   For purposes of this definition of  "Cause,  no act, or failure to act,  on




   the Employee's part  shall be considered "willful" unless done,  or omitted to be done, by the Employee not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

         *           Prior  Termination.   Anything in  this Agreement  to the

   contrary notwithstanding, if the Employee's employment with the Company  is terminated prior  to the date  on which  a Change of  Control occurs either

   (i) by  the Company other than for  Cause or (ii) by the  Employee for Good

   Reason,  and  it  is  reasonably  demonstrated  that  such  termination  of employment (a) was  at the  request of  a third  party who has  taken steps reasonably  calculated to  effect  the Change  of Control  or (b) otherwise arose in connection with or anticipation of the Change of Control, then for all  purposes  of  this  Agreement  the termination  shall  deemed  to have occurred upon a  Change of Control  and the  Employee will  be entitled  to

   Salary and Benefits Continuation as provided for in Section 3 hereof.

         *           Employment at  Will.  This Agreement  contains the entire

   understanding of the Company and the Employee  with respect to the  subject matter hereof and, subject to the provisions of any other agreement between the Employee and the Company, the Employee shall remain an employee at will and nothing herein  shall confer upon the  Employee any right  to continued

   employment and shall not  affect the right of the Company to  terminate the

   Employee for any reason not prohibited by  law; provided, however, that any such removal shall be without prejudice to any rights the Employee may have to  Salary and  Benefits Continuation hereunder. Limitations  Based on Age.

   This  Agreement  shall  expire,  and  the payment  of  Salary  and Benefits

   Continuation shall terminate  on the last  day of  the month  in which  the

   Employee reaches age  65; provided, however, that this Agreement  shall not expire and the  Employee's right to Salary and Benefits  Continuation shall continue  if  such  expiration  or  termination would  violate  any  age or employment discrimination law or regulation then in effect.




         *           Construction of Agreement

               (a)   Governing Law.  This  Agreement shall be governed  by and

         construed under the laws of the Commonwealth of Pennsylvania.

               (b)   Severability.  In  the event that any  one or more of the

         provisions of this Agreement shall be held to be  invalid, illegal or unenforceable,  the  validity,  legality  or  enforceability  of  the remaining provisions  shall not in  any way be  affected or  impaired thereby.

               (c)     Headings.    The descriptive  headings of  the  several

         paragraphs  of  this   Agreement  are  inserted  for  convenience  of

         reference only and shall not constitute a part of this Agreement.

         *           Covenant as to Confidential Information.

               (a)   Preamble.  The Employee hereby acknowledges and agrees as

         follows:   (i) this Section 9 is necessary for  the protection of the legitimate business interests  of the Company;  (ii) the restrictions contained in this Section 9 with regard to  length of term and  types of  restricted activities  are reasonable;  and (iii)  the Employee's expertise and  capabilities are  such that  this obligation hereunder and the  enforcement  hereof  by  injunction  or otherwise  will  not adversely affect the Employee's ability to earn a livelihood.

               (b)   Confidentiality  of Information  and Nondisclosure.   The

         Employee acknowledges and  agrees that his employment  by the Company under this Agreement necessarily involves his knowledge of and access

         to  confidential  and  proprietary  information  pertaining   to  the

         business of  the  Company and  its subsidiaries.    Accordingly,  the

         Employee agrees that  at all times during  the term of this Agreement and  for a  period of  two  (2) years  after  the termination  of the

         Employee's employment hereunder, he will not, directly or indirectly,

         without the express written authority of the Company, unless directed




         by applicable legal  authority having jurisdiction over the Employee,

         disclose to or use,  or knowingly permit to be so disclosed  or used,

         for the benefit  of himself, any person, corporation or  other entity other than the Company, (i)  any information concerning any financial

         matters,  customer   relationships,  competitive   status,   supplier

         matters, internal organizational matters, current or future plans, or other  business  affairs  of or  relating  to  the  Company  and  its subsidiaries, (ii) any  management, operational, trade,  technical or other secrets or  any other proprietary information or other  data of the  Company  or  its subsidiaries,  or  (iii) any  other information related  to the  Company or  its subsidiaries  or which  the Employee should  reasonably believe  will be  damaging to  the Company  or its subsidiaries which has not been published and is not generally  known

         outside  of the Company.   The Employee acknowledges that  all of the

         foregoing constitutes confidential and proprietary information, which is the exclusive property of the Company.

               (c)   Company  Remedies.  The Employee  acknowledges and agrees

         that any breach of this Agreement by him will result in immediate and irreparable harm  to the  Company,  and that  the Company  cannot  be reasonably or adequately compensated by damages in an action at  law.

         In the event of an actual or threatened breach by the Employee of the provisions of this  Section 9, the Company shall be entitled,  to the extent permissible by law, immediately to cease to pay or provide the

         Employee or his  dependents any compensation or benefit being,  or to be,  paid or provided to him pursuant to Section 3 of this Agreement,

         and  also  to  obtain  immediate  injunctive  relief restraining  the

         Employee from conduct in breach or threatened breach of the covenants

         contained  in this Section 9.   Nothing herein shall  be construed as

         prohibiting the Company from pursuing any other remedies available to




         it  for such breach  or threatened breach, including  the recovery of damages from the Employee.

         *           Resolution  of Differences  Over  Breaches  of Agreement.

   Except as  otherwise provided  herein,  in the  event of  any  controversy,

   dispute or  claim arising  out of, or  relating to this  Agreement, or  the breach thereof,  or  arising  out  of  any  other matter  relating  to  the

   Employee's  employment  with  the  Company  or  the  termination   of  such

   employment, the parties may seek recourse only for temporary or preliminary injunctive  relief to  the courts  having jurisdiction  thereof and  if any relief other than injunctive relief is sought, the Company and the Employee agree that such  underlying controversy, dispute or claim shall  be settled by  arbitration conducted  in Pittsburgh,  Pennsylvania in  accordance with this  Section 10 of the  Agreement and the Commercial  Arbitration Rules of

   the  American Arbitration Association  ("AAA").  The matter  shall be heard and decided, and  awards rendered by a panel  of three (3) arbitrators (the

   "Arbitration Panel").  The Company and the  Employee shall each select  one arbitrator  from the  AAA  National  Panel of  Commercial  Arbitrators (the

   "Commercial Panel") and  the AAA shall  select a third arbitrator  from the

   Commercial  Panel.   The award rendered by  the Arbitration  Panel shall be

   final and binding as between the parties hereto and their heirs, executors,

   administrators,  successors and assigns,  and judgment on the  award may be entered by any court having jurisdiction thereof.

         *           Release.   The  Employee hereby  acknowledges and  agrees

   that prior to the occurrence  of the Employee's or his dependents' right to receive from  the  Company or  any  of its  representatives or  agents  any compensation  or benefit  to  be paid  or  provided to  him/her  or his/her dependents pursuant  to Section 3 of  this Agreement, the  Employee may  be required by the Company, in its sole discretion, to execute  a release in a form reasonably  acceptable to  the  Company, which  releases any  and  all




   claims  the  Employee   has  or  may  have   against  the  Company  or  its

   subsidiaries, agents,  officers,  directors,  successors  or  assigns  with respect to matters  relating to  his or her employment  and termination  of employment.

         *           Waiver.   The waiver by a  party hereto of  any breach by

   the other party hereto of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by a party hereto.

         *           Assignment.   This  Agreement shall  be binding  upon and

   inure to  the benefit of the successors and assigns of the Company, and the

   Company  shall  be  obligated   to  require  any  successor  to   expressly

   acknowledge  and assume its  obligations hereunder.   This  Agreement shall

   inure to the extent provided hereunder to the benefit of and be enforceable

   by   the   Employee    or   his/her   legal   representatives,   executors,

   administrators,  successors, heirs,  distributees, devisees  and  legatees.

   The  Employee may  not delegate  any  of his/her  duties, responsibilities,

   obligations or  positions hereunder to  any person and  any such  purported delegation by him/her shall be void and of no force and effect with respect to matters relating to his/her employment and termination of employment.

         *           Notices.  Any notices  required or permitted to be  given

   under  this Agreement shall be  sufficient if in writing, and if personally delivered or when sent by first-class certified or registered mail, postage prepaid,  return  receipt requested  --  in the  case of  the  Employee, to his/her  residence  address as  set  forth below,  and in  the case  of the

   Company, to  the address of  its principal  place of business  as set forth below, in care of the  Chairman of the Board -- or  to such other person or at such other address with respect to each party as such party shall notify the other in writing.

         *           Entire  Agreement.   This Agreement  contains  the entire

   agreement of the  parties concerning the  matters set forth herein  and all




   promises,   representations,   understandings,   arrangements   and   prior

   agreements  on such subject are  merged herein and  superseded hereby.  The provisions  of  this  Agreement  may  not be  amended,  modified, repealed,

   waived, extended or discharged except  by an agreement in writing signed by the party against whom enforcement of any amendment, modification,  repeal,

   waiver,  extension or  discharge is  sought.   No person acting  other than

   pursuant to a resolution of the Board of Directors  shall have authority on behalf of the Company  to agree to amend, modify, repeal, waive,  extend or discharge any provision of this Agreement or anything in reference  thereto or to  exercise any  of the  Company's rights to  terminate or  to fail  to extend this Agreement.

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


         IN WITNESS  WHEREOF, the  Company  has caused  this Agreement  to  be executed  by its officers  thereunto duly authorized, and  the Employee has hereunto set his/her hand, all as of the day and year first above written.



   ATTEST:                                   INTEGRA FINANCIAL CORPORATION


                                             By:

                                             Address:  Four PPG Place
                                             Pittsburgh, PA  15222-5408



   WITNESS:



   (SEAL)
                                             Address





































   LIST OF PERSONS WITH CHANGE IN CONTROL AGREEMENTS



   W.J. Burt

   G.B. Cook

   G.W. Deschamps

   T.L. Doolin

   T.W. Golonski

   J.T. McGregor

   S.G. Hartle

   R.B. Mahany

   R.C. Mercer

   P.N. Smocer

   R.H. Stevenson

   D.K. Stuart

   J.D. Walsh

   G.E. Wolbert

   M.A. York

























